Exhibit 32

                                  CERTIFICATION

        The undersigned certify pursuant to 18 U.S.C. ss. 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended July 4, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 18, 2009                           /s/ Terry M. Dauenhauer
                                                 -----------------------
                                                 President and
                                                 Chief Executive Officer


Date: August 18, 2009                            /s/ Randy Acres
                                                 -----------------
                                                 Senior Vice President and
                                                 Chief Financial Officer